INVESCO INCOME FUNDS, INC.
                              (January 1, 1997)

                     INVESCO TAX-FREE INCOME FUNDS, INC.
                              (November 1, 1996)

                  Supplement to Prospectuses of Above Funds,
                 Dates of Which Are Indicated in Parenthesis


A. At numerous places in each of the above Funds' Prospectuses, it is noted that INVESCO Funds Group, Inc. ("IFG") is the investment adviser, administrator, transfer agent and distributor of the Fund(s). Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), a newly-created wholly-owned subsidiary of IFG, will become the distributor of the Fund(s). Effective on that date, INVESCO Income Funds, Inc. and INVESCO Tax-Free Income Funds, Inc. (the "Companies") entered into new Distribution Agreements and new 12b-1 Plans and Agreements of Distribution (the "Agreements") with IDI that are substantially identical to the corresponding agreements the Companies had with IFG for distribution services. The Agreements were approved by each Company's Board of Directors at a meeting held on September 2, 1997. The Agreements in no way change the basis upon which distribution services are being provided to the Fund(s) by IFG-affiliated companies. IFG remains the investment adviser, administrator and transfer agent for the Fund(s).

B. The discussion which appears in each Prospectus under the heading "Taxes, Dividends and Capital Gain Distributions-Dividends and Capital Gain Distributions" is hereby amended by deleting the first three paragraphs and replacing them with the following two paragraphs:

            Dividends and Capital Gain Distributions. The Fund may earn income from income and other distributions on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly, at the discretion of the Company's Board of Directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date, unless otherwise requested.

          Capital gains or losses are the result of the Fund's sale of its securities at prices that are higher or lower than the prices paid by the Fund to purchase such securities. Total gains from such sales, less any losses from such sales (including losses carried forward from prior years), represent net realized capital gains. The Fund distributes its net realized capital gains, if any, to its shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the ex-dividend date, unless otherwise requested. Capital gains distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share


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      price  will then drop by the amount of the  distribution  on the day
      the  distribution  is  made.  If  a  shareholder   purchases  shares
      immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

The date of this Supplement is September 29, 1997.

                          INVESCO INCOME FUNDS, INC.

              Supplement to Statement of Additional Information
                            dated January 1, 1997


A. At numerous places in the above Company's Statement of Additional Information, it is noted that INVESCO Funds Group, Inc. ("IFG") is the investment adviser, administrator, transfer agent and distributor of the Company's Funds. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), a newly-created wholly-owned subsidiary of IFG, will become the distributor of the Funds. Effective on that date, the Company entered into a new Distribution Agreement and a new 12b-1 Plan and Agreement of Distribution (the "Agreements") with IDI that are substantially identical to the corresponding agreements the Company had with IFG for distribution services. The Agreements were approved by the Company's Board of Directors at a meeting held on September 2, 1997. The Agreements in no way changes the basis upon which distribution services are being provided to the Funds by IFG-affiliated companies. IFG remains the investment adviser, administrator and transfer agent for the Funds.

B.    The discussion which appears in the Statement of Additional
      Information under the heading "Dividends, Capital Gain
      Distributions and Taxes" is hereby amended by deleting the fourth paragraph and replacing it with the following paragraph:

                  All dividends and other  distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of the shares of the Funds should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of the Funds may reflect undistributed realized capital gains or losses; therefore, when a distribution of capital gains is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a capital gains distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

The date of this Supplement is September 29, 1997.